UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

June 17th, 2014

Commission File Number: 333-152002

ROI LAND INVESTMENTS LTD.

(Exact name of registrant as specified in its Charter)

Nevada (State or other jurisdiction of incorporation or organization)	26-1574051 (I.R.S. Employer Identification No.)

825 Lebourgneuf Blvd, Suite 315

Quebec, QUEBEC G2J 0B9

(Address of principal executive offices)

Tel: 1-418-781-2954

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On June 17th, 2014, ROI Land Investments Ltd. (“the Company”), executed a Definitive Agreement through its wholly owned subsidiary ROI Dev Canada Inc. with Coast to Coast Holding Ltd., a real estate development and construction company. The Agreement provides for the Company to finance, at its sole discretion, Coast to Coast’s proposed land acquisitions and to provide real estate advisory services on a project by project basis. Any Finances provided by the Company through this venture shall be collateralized by a perfected lien upon the particular property being financed.

Item 9.01 Exhibits.

99.1	Framework Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 25, 2014	ROI LAND INVESTMENTS, LTD.

	By:	/s/ Sebastian Cliche
Sebastian Cliche, Director